                                                                   EXHIBIT 10.3

                      Objective Systems Integrators, Inc.
                            COMPENSATION AGREEMENT

Name:     Lawrence  F. Fiore

Position: Vice President and Chief Financial Officer

Effective Date:  May 15, 1999


1.   COMPENSATION
     ------------

     (a)  Base Salary.  You will receive a base salary of $6,458.34 paid semi-
          -----------
          monthly, which is $155,000 annually.

     (b)  Incentive Compensation. Based on the amount of "Gross Profits"
          ----------------------
          recorded by OSI on its books and records at the end of each fiscal quarter, you will be paid a bonus as set forth on Exhibit 1 ("Bonus"). For purposes of determining the amount of your Bonus, "Gross Profits" will be deemed to be (the profits that could otherwise be publicly reported by OSI) plus (the full amount of any incentive compensation
                           ----
          paid or payable by OSI to its eligible employees, including yourself, under OSI's then-current Corporate Incentive Plan).

     (c)  Determination. Gross Profits will be determined by OSI's Vice
          -------------
          President and Chief Financial Officer in accordance with generally accepted accounting principles.


2.   PAYMENT OF INCENTIVE COMPENSATION
     ---------------------------------

     (a)  Bonus Calculations. Bonuses will be determined within 30 days after
          ------------------
          OSI has completed its formal accounting for each fiscal quarter.

     (b)  Payment.  You can generally expect that, if OSI is profitable for the
          -------
          period, payment of your Bonus will occur approximately 45 days after the end of a fiscal period, although there may be some variance from time to time.

3.   ELIGIBILITY AND TERMINATION
     ----------------------------

     (a)  Eligibility. To be eligible to receive a Bonus, you must (a) have been
          -----------
          continuously employed by OSI throughout the fiscal period to which the Bonus relates, and (b) be actively employed by OSI on the date the Bonus is paid. If your employment with OSI ends for any reason, Bonuses will not be prorated.

     (b)  Termination. Your employment at OSI is governed by the traditional
          -----------
          legal principals of employment at will. Both you and OSI have the right to end the employment relationship at any time, with or without notice and with or without cause. However, if OSI terminates your employment "Without Cause," and as long as you execute and deliver OSI's then-standard form of Release, then for the 12 months after the termination of your employment you will be placed on Salary Continuation. During this period OSI will continue to pay you your regular monthly salary, in all cases subject to OSI's standard pay dates, withholdings and other obligations. Vacation accrual and stock option vesting will stop on date your employment ends. An amount equal to all accrued but unpaid vacation pay will be added to the first paycheck following your termination date.

     (c)  Without Cause. For purposes of this Agreement, the term "Without
          -------------
          Cause" means a termination by OSI other than as a result of (1) an act of intentional personal dishonesty taken by you in connection with your responsibilities as an officer and intended to result in your substantial personal enrichment, (2) your conviction of a felony, (3) a willful act of gross misconduct which is more than of de minimus injury to OSI, or (4) a continued, willful and substantial violation of your employment duties (which have been previously communicated to you in writing, are consistent with your position and are neither illegal, immoral nor wrongful), that has continued for 30 days after you have received a written demand for performance from OSI, specifically setting forth the facts underlying its belief that you have not violated your duties.

4.   GENERAL
     -------

     (a)  Taxes. Commissions and Bonuses are taxed as wages, subject to all
          -----
          required withholdings and payments.

     (b)  Modifications. This Agreement may be modified, in writing, by OSI at
          -------------
          any time on 45 days notice. Any modification will not affect Bonuses payable to you before the date the modification is effective.

     (c)  Renewal. Unless terminated by either party, this Agreement will renew
          -------
          for successive one-year periods so long as you are an employee of OSI.

     (d)  Entire Agreement.  This is the complete agreement between you and OSI
          ----------------
          regarding the matters set forth and supersedes any prior or contemporaneous oral or written agreements, understandings or representations. Except as otherwise expressly set forth, this Agreement may only be modified by a written document signed on behalf of OSI. Waivers of rights under this Agreement will not be effective unless in writing signed by the party waiving its rights.

     (e)  Severability.  If any provision of this Agreement is found to be
          ------------
          unenforceable, it will be deemed to be modified to the minimum extent necessary to be enforceable and, as modified, this Agreement will remain in full force and effect.

     (g)  Dispute Resolution.  You agree that all disputes arising out of this
          ------------------
          Agreement will be resolved pursuant to OSI's Alternative Dispute Resolution Policy, a copy of which is attached and incorporated into this Agreement.


OBJECTIVE SYSTEMS INTEGRATORS, INC.          OFFICER


By:    /s/ Tom L. Johnson                    /s/ Lawrence F. Fiore
    ---------------------------              ----------------------------

Title: Co-Chief Executive Officer
       ----------------------------

  ==============================================================
           CORPORATE PROFITS                       BONUS
           BEFORE IC PAYOUT                     AMOUNT PAID
   -------------------------------------------------------------
              $        0                          $     0
   -------------------------------------------------------------
              $  190,000                          $ 1,712
   -------------------------------------------------------------
              $  380,000                          $ 3,424
   -------------------------------------------------------------
              $  570,000                          $ 5,137
   -------------------------------------------------------------
              $  760,000                          $ 6,849
   -------------------------------------------------------------
              $  950,000                          $ 8,561
   -------------------------------------------------------------
              $1,140,000                          $10,273
   -------------------------------------------------------------
              $1,330,000                          $11,986
   -------------------------------------------------------------
              $1,520,000                          $13,698
   -------------------------------------------------------------
              $1,710,000                          $15,410
   -------------------------------------------------------------
              $1,900,000                          $17,122
   -------------------------------------------------------------
              $2,090,000                          $18,834
   -------------------------------------------------------------
              $2,280,000                          $20,547
   -------------------------------------------------------------
              $2,470,000                          $21,368
   -------------------------------------------------------------
              $2,660,000                          $22,053
   -------------------------------------------------------------
              $2,850,000                          $22,601
   -------------------------------------------------------------
              $3,040,000                          $23,012
   -------------------------------------------------------------
              $3,230,000                          $23,286
   -------------------------------------------------------------
              $3,420,000                          $23,423
   -------------------------------------------------------------
              $3,610,000                          $23,423
   -------------------------------------------------------------
              $3,700,000                          $24,007
   -------------------------------------------------------------
              $3,990,000                          $25,889
   -------------------------------------------------------------
              $4,180,000                          $26,368
   -------------------------------------------------------------
              $4,370,000                          $26,779
   -------------------------------------------------------------
              $4,560,000                          $27,943
   -------------------------------------------------------------
              $4,750,000                          $28,252
   -------------------------------------------------------------
              $4,940,000                          $28,491
   ==============================================================